MUTUAL RELEASE

 This Mutual Release (“Release”) is entered into on this 23rd day of September, 2004 between (i) DDS Technologies USA, Inc., a Nevada corporation (“DDS US”), on the one hand, and (ii) Haras Engineering Corp. (“HEC”), High Speed Fragmentation B.V., a Dutch corporation (“HSF”), Intel Trust S.A. (“Intel”), Giancarlo Lo Fiego (“Lo Fiego”), and Adriano Zapparoli (“Zapparoli”) on the other hand, pursuant to that certain Amended and Restated Memorandum of Understanding (the “MOU”) dated as of July 31, 2004 among DDS US, HEC, HSF, Intel, Lo Fiego and Zapparoli. Each of DDS US, HEC, HSF, Intel, Lo Fiego and Zapparoli is sometimes referred to herein as a “Party” and sometimes they are all collect ively referred to herein as the “Parties.” Capitalized terms used but not defined herein shall have the meanings set forth in the MOU.

 WHEREAS, pursuant to the MOU, the Parties have determined to enter into this Release to release and discharge each other as set forth herein and subject to the terms as hereinafter set forth.

 NOW, THEREFORE, in consideration of the promises and the respective covenants and agreements of the Parties contained herein, and intending to be legally bound hereby, the Parties agree as follows:

1. Releases.

 a.    DDS US, on behalf of itself and its officers, directors, affiliates and shareholders does hereby forever release, cancel, forgive and forever discharge HEC, HSF, Intel, Lo Fiego and Zapparoli from all actions, claims, demands, damages, obligations, liabilities, controversies and executions (collectively, “Claims”), of any kind or nature whatsoever, in law or in equity, which any of them ever had, now has, or hereafter can, shall or may have against HEC, HSF, Intel, Lo Fiego or Zapparoli, known or unknown, for, upon or by reason of any matter, cause or thing whatsoever, from the beginning of the world to the date of this Release.

 b.    Each of HEC, HSF, Intel, Lo Fiego and Zapparoli, on behalf of itself and its officers, directors, affiliates and shareholders, if any, does hereby forever release, cancel, forgive and forever discharge DDS US and each of its predecessors, subsidiaries, affiliates, divisions, successors and assigns, and all of their officers, directors, agents and employees from all Claims of any kind or nature whatsoever, in law or in equity, which he, she or it ever had, now has, or hereafter can, shall or may have against DDS US or any of its predecessors, subsidiaries, affiliates, divisions, successors and assigns, or any of their of their officers, directors, agents and employees, known or unknown, for, upon or by reason of any matter, cause or thing whatsoever, from the beginning of the world to the date of this Release.

 c.    No Party nor anyone on his or its behalf, shall assert or file any claim, complaint, charge, suit or action against the other Party or person released pursuant hereto (“Releasee”) arising out of any matter released pursuant to Sections 1(a)-(b) above. In the event that any claim, complaint, charge, suit or action is asserted or filed in breach of this Section, each affected Party or Releasee shall be entitled to recover from the releasing Party or Parties his, her or its costs, including attorney fees, incurred in defending against such action.

 d.    Claims released pursuant to this Release include claims based on or arising out of fraud, negligence, gross negligence, libel, slander or other tortuous act on the part of any Party or Releasee.

 e.    Each Party acknowledges that it may hereafter discover facts different from, or in addition to, those which it now believes to be true with respect to any and all of the Claims herein released.

 f.    Each Party acknowledges that it is fully informed and aware of its rights to receive independent legal advice regarding the advisability of entering into this Release and has received such independent legal advice as it deems necessary with regard to the advisability of executing this Release. Each Party further acknowledges that it has made an investigation of the facts pertaining to this Release as it has deemed necessary, and, further, acknowledges that it has not relied upon any statement or representation of others, other than as set forth herein or in the MOU.

 g.    This Release does not release any Party from such Party’s covenants, obligations, representations, warranties and agreements set forth in this Release or the MOU.

2.    No Admission of Liability. Each Party denies that it has violated any law, breached any contract, or injured or wronged any other Party in any way. This Release is not, and shall not in any way be construed for any purpose as, an admission by any Party of any liability or wrong-doing, but instead constitutes the good faith settlement of the Parties.

3.    Nonseverable. The provisions of this Release must be read as a whole and are not severable and/or separately enforceable by any Party.

4.    Expenses. Each Party shall bear its respective costs and expenses incurred in connection with the preparation, execution and performance of this Release and the investigation of the matters related hereto, including expenses of agents, representatives, counsel and accountants.

5.    Governing Law, Venue and Service of Process. The validity, interpretation and performance of this Release shall be governed by the substantive laws of the State of Florida, without the application of any principle that leads to the application of the laws of any other jurisdiction. Any proceeding arising between the Parties in any manner pertaining to this Release shall be held in Miami-Dade County, Broward County or Palm Beach County, Florida, and the Parties hereby consent to personal jurisdiction in the state and federal courts located within such venues .. Each Party waives personal service of any and all process upon it, and irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by certified mail, postage prepaid, to such Party at the address set forth below, such service to become effective five business days after mailing.

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6.    Waiver of Jury Trial. THE PARTIES HERETO VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS RELEASE.

7.    Entire Agreement; Amendments. This Release represents the entire agreement between the Parties and no amendment hereto shall be effective unless in writing and signed by the Parties.

8.    Counterparts; Facsimile Signature. This Release may be executed in counterparts, each of which (including facsimile signature pages) shall be deemed an original, but all of such counterparts together shall be deemed to be one and the same instrument.

9.    Construction. This Release and any documents or instruments delivered pursuant hereto or in connection herewith shall be construed without regard to the identity of the person who drafted the various provisions of the same. Each and every provision of this Release and such other documents and instruments shall be construed as though all of the Parties participated equally in the drafting of the same. Consequently, the Parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting Party shall not be applic able either to this Release or such other documents and instruments.

10.    Legal Fees. If legal proceedings are commenced in connection with this Release, the Party which does not prevail in such proceedings shall pay the reasonable attorneys’ fees and other costs and expenses, including investigation costs, incurred by the prevailing Party in such proceedings.

11.    No Third-Party Beneficiaries. This Release shall be binding upon and inure solely to the benefit of the Parties and the Releasees and nothing herein, express or implied, is intended to or shall confer upon any other person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Release.

12.    Headings. The descriptive headings contained in this Release are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Release.

13.    Notices. Any notice required or permitted to be delivered to either Party to this Release shall be deemed to have been given three (3) business days after having been sent by airmail, postage prepaid, or on the date delivered if hand delivered or the business day after the day sent by overnight courier for next business day delivery, and addressed to the respective Party at the address set forth on the signature page hereto or such other address as shall be specified by written notice.

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14.    Confidentiality. The Parties shall keep confidential and not disclose, the fact of this Release, and any of its terms and conditions, to anyone other than the Parties, and further agree not to voluntarily assist, cooperate, confirm, provide documents or information, or testify in any legal, equitable or administrative proceeding against each other with respect to the subject matter hereof. Each Party recognizes that he or it may be compelled to provide such documents or information under subpoena. If contacted by a third party regarding the nature of the d ispute between the Parties that is the subject hereof, the Parties shall state only that the dispute was settled to the mutual satisfaction of the Parties, and shall not comment further about any matters in any way related to the relationship between the Parties unless required or compelled to do so as aforesaid.

15.    Gender. All words used herein, irrespective of the number and gender specifically used, shall be deemed and construed to include or mean any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires.

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 IN WITNESS WHEREOF, the undersigned have executed this Release as of the day, month and year appearing next to their signatures.

DDS TECHNOLOGIES USA, INC.

By: _______________________________    Dated this _ day of September, 2004
Name:
Title:

Address:  150 East Palmetto Park Road
       Suite 510
       Boca Raton, Florida 33432

       Dated this _ day of September, 2004
GIANCARLO LO FIEGO

Address:    c/o Avv. Giorgio Mazzoli
  Studio Vinti & Associati
  Via Emilia n. 88
  00187 Roma
  Italy

       Dated this _ day of September, 2004
ANDREANO ZAPPAROLI

Address:       c/o Avv. Giorgio Mazzoli
  Studio Vinti & Associati
  Via Emilia n. 88
  00187 Roma
  Italy

INTEL TRUST, S.A.

By: _______________________________     Dated this _ day of September, 2004
Name:
Title:

Address:    Corso Elvezia 4
  Casella Postale
  6901 Lugano, Switzerland

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HARAS ENGINEERING CORP.

By: _______________________________      Dated this _ day of September, 2004
Name:
Title:

Address:       53rd Street
  Urbanizacion Obarrio
  Swiss Tower, 16 Floor
  Panama
  Republic of Panama

HIGH SPEED FRAGMENTATION B.V.

By: _______________________________      Dated this _ day of September, 2004
Name:
Title:

Address:             Teleport Boulevard 140
  104EJ Amsterdam
  Netherlands

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